Exhibit 99

EXECUTION COPY

AMENDMENT NO. 7 TO

TRANSFER AND ADMINISTRATION AGREEMENT

THIS AMENDMENT NO. 7 TO TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of October 21, 2010, is by and among THOROUGHBRED FUNDING, INC., a Virginia corporation (the “SPV”), NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, as originator (in such capacity, the “Originator”), and as servicer (in such capacity, the “Servicer”), the “Conduit Investors” from time to time party hereto, the “Committed Investors” from time to time party hereto, the “Managing Agents” from time to time party hereto, JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan Chase”), as the Administrative Agent for the Investors and as a Managing Agent. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Transfer and Administration Agreement (defined below).

WHEREAS, the SPV, the Originator, NSC, the Conduit Investors, the Committed Investors, the Managing Agents and the Administrative Agent are parties to that certain Transfer and Administration Agreement dated as of November 8, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Transfer and Administration Agreement”);

WHEREAS, the parties to the Transfer and Administration Agreement hereto have agreed to amend the Transfer and Administration Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment to the Transfer and Administration Agreement. Effective as of the date first written above and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Transfer and Administration Agreement is hereby amended as follows:

1.1. The definition of “Commitment Termination Date” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated as follows:

“Commitment Termination Date” means October 20, 2011, or such later date to which the Commitment Termination Date may be extended by the Committed Investors (in their sole discretion).

1.2. Section 9.2 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as follows:

SECTION 9.2 Indemnity for Taxes, Reserves and Expenses.

(a) If after the Closing Date, the adoption of any Law, accounting principle, or bank regulatory guideline or any amendment, change or clarification in the administration, interpretation or application of any existing or future Law, accounting principle, or bank regulatory guideline by any Official Body charged with the administration, interpretation or application thereof, or the compliance with any directive or guidance of any Official Body (in the case of any bank regulatory guideline, whether or not having the force of Law):

(i) shall subject any Indemnified Party (or its applicable lending office) to any Tax, duty or other charge (other than Excluded Taxes) with respect to this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest, or payments of amounts due hereunder, or shall change the basis of taxation of payments to any Indemnified Party of amounts payable in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest, or payments of amounts due hereunder or its obligation to advance funds hereunder, under a Liquidity Agreement, or otherwise in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest (except for changes in the rate of general corporate, franchise, net income, other income tax or tax based on capital, net worth or comparable basis of measurement imposed on such Indemnified Party by the jurisdiction in which such Indemnified Party’s principal executive office is located);

(ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest, or payments of amounts due hereunder or its obligation to advance funds hereunder, under a Liquidity Agreement or otherwise in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest; or

(iii) imposes upon any Indemnified Party any other condition or expense (including any loss of margin, reasonable attorneys’ fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing) with respect to this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest, or payments of amounts due hereunder or its obligation to advance funds hereunder, under a Liquidity Agreement or otherwise in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interests, and the result of any of the foregoing is to increase the cost to or to reduce the amount of any sum received or receivable by such Indemnified Party with respect to this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Asset Interest, the Receivables, the obligations hereunder, the funding of any purchases hereunder, or under a Liquidity Agreement, by an amount deemed by such Indemnified Party to be material, then, within ten (10) days after demand by such Indemnified Party through the Administrative Agent, the SPV shall pay to the Administrative Agent, for the benefit of such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party for such increased cost or reduction.

(b) If any Indemnified Party shall have determined that after the date hereof, the adoption of any applicable Law or bank regulatory guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Official Body, or any request or directive regarding capital adequacy (in the case of any bank regulatory guideline, whether or not having the force of law) of any such Official Body, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party’s obligations hereunder or with respect hereto to a level

2

below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Indemnified Party to be material, then from time to time, within ten (10) days after demand by such Indemnified Party through the Administrative Agent, the SPV shall pay to the Administrative Agent, for the benefit of such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction.

(c) The Administrative Agent shall promptly notify the SPV of any event of which it has knowledge, occurring after the date hereof, which will entitle an Indemnified Party to compensation pursuant to this Section 9.2: provided that failure to give or any delay in giving such notice shall not affect the Indemnified Party’s right to receive such compensation. A notice by the Administrative Agent or the applicable Indemnified Party claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent or any applicable Indemnified Party may use any reasonable averaging and attributing methods.

1.3. Schedule II to the Transfer and Administration Agreement is hereby deleted in its entirety and replaced with the new Schedule II attached to this Amendment as Exhibit A hereto.

Section 2. Conditions Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written (the “Effective Date”) upon the later to occur of (i) the date hereof and (ii) receipt by (A) the Agent of copies of this Amendment duly executed by each of the parties hereto and that certain Fee Letter of even date among the SPV and the Managing Agents duly executed by each of the parties thereto and (B) each Managing Agent from the SPV by wire transfer of immediately available funds to such accounts as may be specified in writing by such payee of all fees due and payable by the SPV on the date hereof pursuant to the Fee Letter referred to in clause (ii)(A).

Section 3. Reference to and Effect on the Transfer and Administration Agreement.

3.1. From and after the effective date hereof, each reference in the Transfer and Administration Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Transfer and Administration Agreement as amended hereby, and each reference to the Transfer and Administration Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Transfer and Administration Agreement shall mean and be a reference to the Transfer and Administration Agreement as amended hereby.

3.2. The Transfer and Administration Agreement as amended hereby shall remain in full force and effect.

Section 4. CHOICE OF LAW. THIS AMENDMENT AND THE OBLIGATIONS HEREUNDER SHALL IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

Section 5. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed

3

shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

Section 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

4

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

THOROUGHBRED FUNDING, INC.,
as SPV

By:	/s/ Clyde H. Allison, Jr.
Name:	Clyde H. Allison, Jr.
Title:	Vice President

NORFOLK SOUTHERN RAILWAY COMPANY, as Originator and as Servicer

By:	/s/ James A. Squires
Name:	James A. Squires
Title:	Vice President and Chief Financial Officer

NORFOLK SOUTHERN CORPORATION

By:	/s/ James A. Squires
Name:	James A. Squires
Title:	Executive Vice President Finance and
Chief Financial Officer

Signature Page to Amendment No. 7 to

Transfer and Administration Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, a Managing Agent and a Committed Investor

By:	/s/ John M. Kuhns
Name:	John M. Kuhns
Title:	Executive Director

CHARIOT FUNDING LLC, as a Conduit Investor

By:	JPMorgan Chase Bank, N.A.,
its Attorney-in-Fact

By:	/s/ John M. Kuhns
Name:	John M. Kuhns
Title:	Executive Director

Signature Page to Amendment No. 7 to

Transfer and Administration Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION,
as a Managing Agent and a Committed Investor

By:	/s/ Brendan Feeney
Name:	Brendan Feeney
Title:	Vice President

Signature Page to Amendment No. 7 to

Transfer and Administration Agreement

VICTORY RECEIVABLES CORPORATION,
as a Conduit Investor

By:	/s/ Frank B. Bilotta
Name:	Frank B. Bilotta
Title:	President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as a Managing Agent

By:	/s/ Aditya Reddy
Name:	Aditya Reddy
Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as a Committed Investor

By:	/s/ George Stoecklein
Name:	George Stoecklein
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to

Transfer and Administration Agreement

EXHIBIT A

SCHEDULE II

Investor Groups

JPMorgan Chase Investor Group

Conduit Investor: Chariot Funding LLC

Committed Investor: JPMorgan Chase Bank, N.A.

Commitment of JPMorgan Chase Bank, N.A.: $125,000,000

Managing Agent: JPMorgan Chase Bank, N.A.

Bank of America Investor Group

Conduit Investor: N/A

Committed Investor: Bank of America, N.A.

Commitment of Bank of America, N.A.: $125,000,000

Managing Agent: Bank of America, N.A.

BTMU Investor Group

Conduit Investor: Victory Receivables Corporation

Committed Investor: The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch

Commitment of The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch: $100,000,000

Managing Agent: The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch